SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report   May 23, 1996
                                -----------------
                (Date of earliest event reported)


                       FORD MOTOR COMPANY
                       ------------------
     (Exact name of registrant as specified in its charter)


                            Delaware
                            --------
         (State or other jurisdiction of incorporation)


        1-3950                                     38-0549190
        ------                                     ----------
(Commission File Number)               (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan              48121
 --------------------------------------              -----
(Address of principal executive offices)           (Zip Code)



 Registrant's telephone number, including area code 313-322-3000
                                                    ------------

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                                  -2-

Item 5.  Other Events.

     News release dated May 23, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                            EXHIBITS
                            --------

Designation                  Description               Method of Filing
- -----------                  -----------               ---------------

Exhibit 20                News release dated         Filed with this Report.
                          May 23, 1996




                            SIGNATURE
                            ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                 FORD MOTOR COMPANY
                                 (Registrant)


Date:  May 23, 1996                  By:/s/Peter Sherry, Jr.
       ------------                     ---------------------
                                        Peter Sherry, Jr.
                                        Assistant Secretary

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                             -3-

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                 PAGE
- -----------              -----------                 ----

Exhibit 20          News release dated
                     May 23, 1996